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                    SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C.  20549




                                 FORM 8-K



                              CURENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934






                            October 19, 1994





                         Mallinckrodt Group Inc.
         (Exact name of registrant as specified in its charter)


          New York                    1-483              36-1263901
(State or other jurisdiction       (Commission          (I.R.S. Employer
    of incorporation)               File Number)      Identification No.)


7733 Forsyth Boulevard, St. Louis, MO                    63105-1820
(Address of principal executive offices)                  (ZIP Code)


Registrant's telephone number,                          (314)854-5200
     including area code

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[TEXT]

Item 5.  Other Events
A press release was issued October 19, 1994. The relevant portion of the text of that release was as follows:

MALLINCKRODT PRESIDENT REAFFIRMS GROWTH EXPECTATIONS;
IS ELECTED CHAIRMAN OF THE BOARD


Mundelein, Illinois, October 19, 1994 -- At the Mallinckrodt
Group Inc. (NYSE:MKG) annual shareholders' meeting today, President and Chief Executive Officer C. Ray Holman restated the company's commitment to exceptional growth goals presented at